UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-09243

                         The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust Semiannual Report — June 30, 2013
Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the six months ended June 30, 2013, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 9.9%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was 6.8%. The total return for the Fund’s publicly traded shares was 10.6%. The Fund’s NAV per share was $5.72, while the price of the publicly traded shares closed at $6.50 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2013.

Comparative Results

Average Annual Returns through June 30, 2013 (a) (Unaudited)					Since
	Year to Date	1 Year	5 Year	10 Year	Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	9.91%	11.18%	8.12%	9.73%	8.92%
Investment Total Return (c)	10.57	(11.03)	3.14	5.14	8.13
S&P 500 Utilities Index	6.79	6.23	2.85	9.69	5.16(d)
Lipper Utility Fund Average	9.81	13.36	4.18	10.45	5.54
S&P 500 Index	13.39	20.60	7.01	7.30	3.03

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From June 30, 1999, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2013:

The Gabelli Utility Trust

Energy and Utilities: Electric Integrated	39.8%
U.S. Government Obligations	12.3%
Energy and Utilities: Electric Transmission and Distribution	7.9%
Energy and Utilities: Natural Gas Integrated	7.6%
Energy and Utilities: Natural Gas Utilities	6.9%
Cable and Satellite	6.1%
Telecommunications	4.1%
Energy and Utilities: Global Utilities	3.0%
Energy and Utilities: Water	2.8%
Wireless Communications	2.2%
Energy and Utilities: Merchant Energy	1.3%
Energy and Utilities: Natural Resources	1.1%
Diversified Industrial	1.1%

Equipment and Supplies	1.0%
Aerospace	0.6%
Transportation	0.5%
Entertainment	0.5%
Independent Power Producers and Energy Traders	0.4%
Communications Equipment	0.2%
Energy and Utilities: Services	0.2%
Investment Companies	0.1%
Energy and Utilities: Alternative Energy	0.1%
Environmental Services	0.1%
Real Estate	0.1%
Agriculture	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 10, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Utility Trust

Schedule of Investments — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 87.2%
	ENERGY AND UTILITIES — 72.8%
	Energy and Utilities: Alternative Energy — 0.1%
6,000	Ormat Industries Ltd.†	$68,688	$33,105
12,000	Ormat Technologies Inc.	254,979	282,240
8,100	Renegy Holdings Inc.	57,108	648

		380,775	315,993

	Energy and Utilities: Electric Integrated — 39.8%
23,000	ALLETE Inc.	728,776	1,146,550
72,000	Alliant Energy Corp.	1,751,407	3,630,240
17,000	Ameren Corp.	560,038	585,480
75,000	American Electric Power Co. Inc.	2,478,398	3,358,500
10,000	Avista Corp.	199,636	270,200
50,000	Black Hills Corp.	1,431,322	2,437,500
27,000	Cleco Corp.	524,506	1,253,610
114,000	CMS Energy Corp.	1,363,739	3,097,380
29,000	Dominion Resources Inc.	1,273,200	1,647,780
23,000	DTE Energy Co.	934,776	1,541,230
105,000	Duke Energy Corp.	5,558,602	7,087,500
80,000	Edison International	3,504,228	3,852,800
170,000	El Paso Electric Co.	3,150,342	6,002,700
1,000	Emera Inc.	21,639	31,406
3,000	Entergy Corp.	75,249	209,040
98,000	FirstEnergy Corp.	4,273,234	3,659,320
178,000	Great Plains Energy Inc.	4,551,602	4,012,120
52,000	Hawaiian Electric Industries Inc.	1,253,981	1,316,120
89,000	Integrys Energy Group Inc.	4,500,171	5,209,170
63,000	MGE Energy Inc.	1,859,897	3,449,880
95,000	NextEra Energy Inc.	4,094,308	7,740,600
48,000	NiSource Inc.	1,020,001	1,374,720
105,000	NorthWestern Corp.	3,163,658	4,189,500
35,000	NV Energy Inc.	312,248	821,100
98,000	OGE Energy Corp.	2,360,215	6,683,600
30,000	Otter Tail Corp.	774,407	852,000
48,000	PG&E Corp.	1,280,160	2,195,040
100,000	PNM Resources Inc.	1,119,082	2,219,000
38,000	Public Service Enterprise Group Inc.	996,629	1,241,080
56,000	SCANA Corp.	1,779,652	2,749,600
101,000	TECO Energy Inc.	1,488,403	1,736,190
25,000	The Empire District Electric Co.	515,057	557,750
16,500	Unitil Corp.	427,366	476,520
133,000	UNS Energy Corp.	4,070,298	5,949,090
47,000	Vectren Corp.	1,162,166	1,590,010
227,000	Westar Energy Inc.	5,169,682	7,254,920
172,000	Wisconsin Energy Corp.	3,139,999	7,050,280
175,000	Xcel Energy Inc.	3,077,795	4,959,500

		75,945,869	113,439,026

Shares		Cost	Market Value
	Energy and Utilities: Electric Transmission and Distribution — 7.9%
243	Brookfield Infrastructure Partners LP	$5,103	$8,874
58,000	Consolidated Edison Inc.	2,658,239	3,381,980
125,000	Exelon Corp.	3,496,775	3,860,000
317,000	Northeast Utilities(a)	5,814,922	13,320,340
22,500	Pepco Holdings Inc.	449,918	453,600
36,666	UIL Holdings Corp.	966,693	1,402,475

		13,391,650	22,427,269

	Energy and Utilities: Global Utilities — 3.0%
14,500	Areva SA†	596,647	225,070
8,000	Chubu Electric Power Co. Inc.	189,551	113,410
134,000	Electric Power Development Co. Ltd.	3,824,074	4,188,344
27,000	Endesa SA	824,183	576,719
300,000	Enel SpA	1,862,753	941,088
490,000	Hera SpA	756,588	929,282
11,000	Hokkaido Electric Power Co. Inc.†	185,270	150,393
8,000	Hokuriku Electric Power Co.	146,449	125,670
3,000	Huaneng Power International Inc., ADR	81,590	115,350
41,000	Korea Electric Power Corp., ADR†	630,569	463,710
13,000	Kyushu Electric Power Co. Inc.†	232,303	196,088
3,000	Niko Resources Ltd.	120,788	24,475
8,000	Shikoku Electric Power Co. Inc.†	155,987	144,465
8,000	The Chugoku Electric Power Co. Inc.	150,761	125,670
15,000	The Kansai Electric Power Co. Inc.†	229,800	205,535
13,000	Tohoku Electric Power Co. Inc.†	172,497	162,402

		10,159,810	8,687,671

	Energy and Utilities: Merchant Energy — 1.3%
300,000	GenOn Energy Inc., Escrow†	0	0
320,000	The AES Corp.(a)	3,887,880	3,836,800

		3,887,880	3,836,800

	Energy and Utilities: Natural Gas Integrated — 7.2%
1,000	Devon Energy Corp.	54,420	51,880
128,000	Kinder Morgan Inc.	2,964,833	4,883,200
132,000	National Fuel Gas Co.	4,547,827	7,649,400
194,000	ONEOK Inc.	2,609,668	8,014,140

		10,176,748	20,598,620

	Energy and Utilities: Natural Gas Utilities — 6.9%
92,000	AGL Resources Inc.	3,290,231	3,943,120
28,000	Atmos Energy Corp.	696,786	1,149,680
20,000	Chesapeake Utilities Corp.	502,271	1,029,800
12,000	CONSOL Energy Inc.	404,193	325,200

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities (Continued)
25,219	Corning Natural Gas Corp.	$284,308	$424,184
59,600	Delta Natural Gas Co. Inc.	498,507	1,266,500
11,445	GDF Suez	387,206	224,130
35,000	Piedmont Natural Gas Co. Inc.	553,257	1,180,900
12,000	RGC Resources Inc.	128,344	243,120
127,000	Southwest Gas Corp.	3,511,423	5,942,330
112,000	Spectra Energy Corp.	3,057,603	3,859,520
3,000	The Laclede Group Inc.	117,524	136,980

		13,431,653	19,725,464

	Energy and Utilities: Natural Resources — 1.1%
5,000	Anadarko Petroleum Corp.	282,110	429,650
32,000	Compania de Minas Buenaventura SA, ADR	360,262	472,320
10,000	Exxon Mobil Corp.	547,153	903,500
2,000	Hess Corp.	129,120	132,980
70,000	Peabody Energy Corp.	1,586,752	1,024,800
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	255,200

		3,142,717	3,218,450

	Energy and Utilities: Services — 0.2%
25,000	ABB Ltd., ADR	273,075	541,500

	Energy and Utilities: Water — 2.8%
13,500	American States Water Co.	300,087	724,545
27,000	American Water Works Co. Inc.	580,500	1,113,210
21,833	Aqua America Inc.	221,008	683,155
24,000	Artesian Resources Corp., Cl. A	249,469	534,720
40,000	California Water Service Group	555,152	780,400
7,500	Connecticut Water Service Inc.	146,455	215,250
50,000	Middlesex Water Co.	784,887	996,000
24,000	Severn Trent plc	688,061	607,410
80,000	SJW Corp.	1,482,532	2,096,000
9,000	The York Water Co.	108,269	171,270

		5,116,420	7,921,960

	Diversified Industrial — 1.1%
1,000	Alstom SA	72,833	32,749
130,000	General Electric Co.	2,122,253	3,014,700

		2,195,086	3,047,449

	Environmental Services — 0.0%
3,000	Suez Environnement Co.	0	38,753

	Equipment and Supplies — 1.0%
50,000	Capstone Turbine Corp.†	83,080	58,500
30,000	Lufkin Industries Inc.	2,649,750	2,654,100
2,000	Mueller Industries Inc.	92,261	100,860

		2,825,091	2,813,460

Shares		Cost	Market Value
	Independent Power Producers and Energy Traders — 0.4%
42,802	NRG Energy Inc.	$1,003,954	$1,142,813

	TOTAL ENERGY AND UTILITIES	141,930,728	207,755,228

	COMMUNICATIONS — 12.6%
	Cable and Satellite — 6.1%
12,000	AMC Networks Inc., CI. A†	239,791	784,920
10,000	British Sky Broadcasting Group plc	104,676	120,460
100,000	Cablevision Systems Corp., Cl. A	1,473,865	1,682,000
5,000	Cogeco Cable Inc.	105,008	213,511
20,000	Cogeco Inc.	389,461	798,707
30,000	DIRECTV†	480,619	1,848,600
59,000	DISH Network Corp., Cl. A	1,186,534	2,508,680
10,000	EchoStar Corp., CI. A†	280,860	391,100
22,582	Liberty Global plc, CI A†	638,406	1,672,875
21,928	Liberty Global plc, CI C†	560,146	1,488,692
8,000	Rogers Communications Inc., Cl. B	119,139	313,600
100,900	Telenet Group Holding NV	4,805,483	4,630,898
8,000	Time Warner Cable Inc.	330,056	899,840

		10,714,044	17,353,883

	Communications Equipment — 0.2%
230,000	Furukawa Electric Co. Ltd.	1,052,385	533,374
1,000	QUALCOMM Inc.	37,010	61,080

		1,089,395	594,454

	Telecommunications — 4.1%
40,000	AT&T Inc.	1,039,609	1,416,000
3,000	Belgacom SA	97,094	67,301
200	Bell Aliant Inc.	5,496	5,374
3,800	Bell Aliant Inc., OTC(b)	101,567	102,528
11,000	BT Group plc, ADR	343,602	516,890
230,000	Cincinnati Bell Inc.†	864,262	703,800
43,000	Deutsche Telekom AG, ADR	678,352	501,380
2,000	France Telecom SA, ADR	22,799	18,900
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	106
1,000	Mobistar SA	56,624	20,826
18,500	Nippon Telegraph & Telephone Corp.	859,917	958,762
11,800	Orascom Telecom Holding SAE, GDR†(c)	53,385	33,158
11,800	Orascom Telecom Media and Technology Holding SAE, GDR(b)	20,761	2,714
20,000	Portugal Telecom SGPS SA	221,096	77,838
2,000	PT Indosat Tbk	1,061	1,058
3,000	Sistema JSFC, GDR(c)	66,136	59,250
1,200	Tele2 AB, Cl. B	14,604	14,092
35,000	Telekom Austria AG	397,662	221,592

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
25,000	T-Mobile US Inc.	$406,250	$620,250
40,000	Touch America Holdings Inc.†	38,488	0
110,000	Verizon Communications Inc.	3,846,319	5,537,400
75,000	VimpelCom Ltd., ADR	720,805	754,500

		9,855,908	11,633,719

	Wireless Communications — 2.2%
1,200	America Movil SAB de CV, Cl. L, ADR	9,424	26,100
1,000,000	Cable & Wireless Communications plc	613,691	622,833
2,000	China Mobile Ltd., ADR	33,988	103,540
2,000	China Unicom Hong Kong Ltd., ADR	16,278	26,280
171	M1 Ltd.	210	406
19,000	Millicom International Cellular SA, SDR	1,476,163	1,368,739
1,154	Mobile Telesystems OJSC	6,303	9,183
11,250	Mobile TeleSystems OJSC, ADR	175,074	213,075
26,000	NII Holdings Inc.†	255,501	173,420
1,000	NTT DoCoMo Inc.	1,438,659	1,553,741
2,000	SK Telecom Co. Ltd., ADR	32,986	40,660
400	SmarTone Telecommunications Holdings Ltd	207	664
25,000	Turkcell Iletisim Hizmetleri A/S, ADR†	404,775	359,250
36,000	United States Cellular Corp	1,623,857	1,320,840
20,000	Vodafone Group plc, ADR	576,702	574,800

		6,663,818	6,393,531

	TOTAL COMMUNICATIONS	28,323,165	35,975,587

	OTHER — 1.8%
	Aerospace — 0.6%
100,000	Rolls-Royce Holdings plc	809,939	1,724,768
11,900,000	Rolls-Royce Holdings plc, Cl. C†(d)	18,190	18,099

		828,129	1,742,867

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	13,800

	Entertainment — 0.5%
70,000	Vivendi SA	2,243,823	1,325,723

	Investment Companies — 0.1%
10,000	Kinnevik Investment AB, Cl. A	221,538	257,228
3,000	Kinnevik Investment AB, Cl. B	41,537	76,900

		263,075	334,128

Shares		Cost	Market Value
	Real Estate — 0.1%
4,500	Brookfield Asset Management Inc., Cl. A	$48,735	$162,090
258	Brookfield Property Partners LP	5,583	5,237

		54,318	167,327

	Transportation — 0.5%
30,000	GATX Corp.	911,610	1,422,900

	TOTAL OTHER	4,331,166	5,006,745

	TOTAL COMMON STOCKS	174,585,059	248,737,560

	WARRANTS — 0.4%
	ENERGY AND UTILITIES — 0.4%
	Energy and Utilities: Natural Gas Integrated — 0.4%
211,200	Kinder Morgan Inc., expire 05/25/17†	281,849	1,081,344

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 09/19/13†(b)	108,378	78,599

	TOTAL WARRANTS	390,227	1,159,943

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	100,000	129,250

	U.S. GOVERNMENT OBLIGATIONS — 12.3%
35,192,000	U.S. Treasury Bills, 0.046% to 0.105%††, 08/22/13 to 12/26/13(e)	35,182,454	35,183,748

TOTAL INVESTMENTS — 100.0%		$210,257,740	285,210,501

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$18,677	Rolls-Royce Holdings plc, Cl. C	07/09/13	(605)
(11,900,000 Shares)
1,717,510	Rolls-Royce Holdings plc	06/27/14	6,423
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		5,818

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Market Value
Other Assets and Liabilities (Net)	$3,050,823
PREFERRED STOCK (1,154,188 preferred shares outstanding)	(51,332,200)

NET ASSETS — COMMON STOCK (41,424,337 common shares outstanding)	$236,934,942

NET ASSET VALUE PER COMMON SHARE ($236,934,942 ÷ 41,424,337 shares outstanding)	$5.72

(a)	Securities, or a portion thereof, with a value of $5,910,850, are reserved and/or pledged with the custodian for current or potential holdings of swaps.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the market value of Rule 144A securities amounted to $183,841 or 0.06% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2013, the market value of Regulation S securities amounted to $92,408 or 0.03% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/13 Carrying Value Per Share
11,800	Orascom Telecom Holding SAE, GDR	07/27/09	$53,385	$2.8100
3,000	Sistema JSFC, GDR	10/10/07	66,136	19.7500
(d)

At June 30, 2013, the Fund held an investment in a restricted and illiquid security amounting to $18,099 or 0.01% of total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/13 Carrying Value Per Share
11,900,000	Rolls-Royce Holdings plc, Cl. C	04/24/13	$18,190	$0.0015

(e)	Securities, or a portion thereof, with a value of $350,000 were pledged as collateral for the equity contract for difference swap agreements.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $210,257,740)	$285,210,501
Cash	343
Receivable for investments sold	3,250,000
Dividends and interest receivable	689,766
Deferred offering expense	92,388
Unrealized appreciation on swap contracts	6,423
Prepaid expenses	3,006

Total Assets	289,252,427

Liabilities:
Distributions payable	27,716
Payable for investments purchased	101,447
Payable for investment advisory fees	449,623
Payable for payroll expenses	39,624
Payable for accounting fees	7,500
Payable for auction agent fees	199,836
Payable for rights offering expenses	60,472
Payable for shareholder communications expenses	52,215
Unrealized depreciation on swap contracts	605
Other accrued expenses	46,247

Total Liabilities	985,285

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$236,934,942

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$162,139,531
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(161,008)
Net unrealized appreciation on investments	74,952,761
Net unrealized appreciation on swap contracts	5,818
Net unrealized depreciation on foreign currency translations	(2,160)

Net Assets	$236,934,942

Net Asset Value per Common Share:
($236,934,942 ÷ 41,424,337 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.72

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $135,146)	$5,475,600
Interest	19,134

Total Investment Income	5,494,734

Expenses:
Investment advisory fees	1,448,091
Shareholder communications expenses	94,612
Shareholder services fees	83,896
Trustees’ fees	58,184
Legal and audit fees	38,352
Payroll expenses	26,624
Accounting fees	22,500
Custodian fees	18,426
Miscellaneous expenses	56,839

Total Expenses	1,847,524

Net Investment Income	3,647,210

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	1,603,527
Net realized gain on swap contracts	313,708
Net realized loss on foreign currency transactions	(4,480)

Net realized gain on investments, swap contracts, and foreign currency transactions	1,912,755

Net change in unrealized appreciation/depreciation:
on investments	17,439,938
on swap contracts	264
on foreign currency translations	(1,839)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	17,438,363

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	19,351,118

Net Increase in Net Assets Resulting from Operations	22,998,328

Total Distributions to Preferred Shareholders	(995,462)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$22,002,866

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
Operations:
Net investment income	$3,647,210		$5,043,298
Net realized gain on investments, swap contracts, and foreign currency transactions	1,912,755		10,002,256
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	17,438,363		(5,197,924)

Net Increase in Net Assets Resulting from Operations	22,998,328		9,847,630

Distributions to Preferred Shareholders:
Net investment income	(766,506	)*	(683,458)
Net realized long term gain	(228,956	)*	(1,298,347)

Total Distributions to Preferred Shareholders	(995,462)		(1,981,805)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	22,002,866		7,865,825

Distributions to Common Shareholders:
Net investment income	(2,724,684	)*	(4,468,482)
Net realized long term gain	(743,096	)*	(8,488,654)
Return of capital	(8,917,149	)*	(6,240,961)

Total Distributions to Common Shareholders	(12,384,929)		(19,198,097)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	—		53,963,237
Net increase in net assets from common shares issued upon reinvestment of distributions	1,537,693		2,502,183
Offering costs for common shares charged to paid-in capital	42,562		(500,000)

Net Increase in Net Assets from Fund Share Transactions	1,580,255		55,965,420

Net Increase in Net Assets Attributable to Common Shareholders	11,198,192		44,633,148

Net Assets Attributable to Common Shareholders:
Beginning of period	225,736,750		181,103,602

End of period (including undistributed net investment income of $0 and $0, respectively)	$236,934,942		$225,736,750

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$5.48		$5.69	$5.33	$5.20	$5.09	$8.18

Net investment income (a)	0.09		0.15	0.15	0.15	0.17	0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.48		0.19	0.86	0.73	0.69	(2.48)

Total from investment operations	0.57		0.34	1.01	0.88	0.86	(2.30)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02	)*	(0.02)	(0.04)	(0.06)	(0.06)	(0.06)
Net realized gain	(0.01	)*	(0.04)	(0.02)	—	—	(0.03)

Total distributions to preferred shareholders	(0.03)		(0.06)	(0.06)	(0.06)	(0.06)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.54		0.28	0.95	0.82	0.80	(2.39)

Distributions to Common Shareholders:
Net investment income	(0.07	)*	(0.14)	(0.11)	(0.08)	(0.08)	(0.10)
Net realized gain	(0.01	)*	(0.26)	(0.07)	—	—	(0.04)
Paid-in capital	(0.22	)*	(0.20)	(0.42)	(0.64)	(0.64)	(0.58)

Total distributions to common shareholders	(0.30)		(0.60)	(0.60)	(0.72)	(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(b)	0.02	0.01	0.03	0.03	0.02
Increase in net asset value from common shares issued in rights offering	—		0.11	—	—	—	—
Increase in net asset value from repurchase of preferred shares	—		—	—	—	0.00 (b)	0.00	(b)
Offering costs for issuance of rights charged to paid-in capital	0.00	(b)	(0.02)	—	—	—	(0.00	)(b)

Total Fund share transactions	0.00	(b)	0.11	0.01	0.03	0.03	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.72		$5.48	$5.69	$5.33	$5.20	$5.09

NAV total return†	9.38%		4.56%	16.90%	13.76%	14.19%	(31.68)%

Market value, end of period	$6.50		$6.16	$7.80	$6.39	$9.02	$5.90

Investment total return††	10.57%		(14.26)%	33.67%	(21.38)%	70.88%	(31.81)%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$288,267		$277,069	$232,436	$218,843	$212,179	$206,724
Net assets attributable to common shares, end of period (in 000’s)	$236,935		$225,737	$181,104	$167,511	$160,847	$154,898
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.06	%(c)	2.84%	2.72%	3.01%	3.68%	2.68%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.55	%(c)	1.75%	1.92%	1.93%	2.04%	1.77%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any.	1.55	%(c)	1.59%	1.92%	1.91%	2.04%	1.50%
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.28	%(c)	1.36%	1.48%	1.45%	1.50%	1.39%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.28	%(c)	1.23%	1.48%	1.44%	1.50%	1.18%
Portfolio turnover rate	3%		3%	1%	1%	4%	14%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 28,832		$28,832	$28,832	$28,832	$28,832	$29,326
Total shares outstanding (in 000’s)	1,153		1,153	1,153	1,153	1,153	1,173
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$ 25.66		$26.00	$25.47	$25.15	$23.86	$22.76
Asset coverage per share	$ 140.39		$134.94	$113.20	$106.58	$103.34	$99.72
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 22,500		$22,500	$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (e)	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$140,393		$134,939	$113,202	$106,582	$103,336	$99,721
Asset Coverage (f)	562%		540%	453%	426%	413%	399%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	Based on weekly prices.
(e)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(f)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Alternative Energy	$315,345	—	$648	$315,993
Energy and Utilities: Merchant Energy	3,836,800	—	0	3,836,800
Other Industries (a)	203,602,435	—	—	203,602,435
COMMUNICATIONS
Telecommunications	11,633,719	—	0	11,633,719
Other Industries (a)	24,341,868	—	—	24,341,868
OTHER
Aerospace	1,724,768	—	18,099	1,742,867
Other Industries (a)	3,263,878	—	—	3,263,878
Total Common Stocks	248,718,813	—	18,747	248,737,560
Warrants (a)	1,081,344	$78,599	—	1,159,943
Convertible Corporate Bonds (a)	—	129,250	—	129,250
U.S. Government Obligations	—	35,183,748	—	35,183,748
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$249,800,157	$35,391,597	$18,747	$285,210,501
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	$6,423	—	$6,423
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	—	$(605)	$(605)
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$6,423	$(605)	$5,818

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2013 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$18,677 (11,900,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	07/09/13	$(605)
1,717,510 (100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	06/27/14	6,423

				$5,818

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2013 had an average monthly notional amount of approximately $1,628,046.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Assets
Equity Contract for Difference Swap Agreement	$6,423	$(605)	—	—	$5,818

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Equity Contract for Difference Swap Agreement	$605	$(605)	—	—	—

As of June 30, 2013, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts and Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2013, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$4,468,482	$683,458
Net long term capital gains	8,488,654	1,298,347
Return of capital	6,240,961	—

Total distributions paid	$19,198,097	$1,981,805

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$56,350,690
Other temporary differences*	(38,930)

Total.	$56,311,760

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$211,367,701	$82,252,829	$(8,410,029)	$73,842,800

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the six months ended June 30, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of Series B Preferred Shares. Thus, advisory fees were accrued on these assets.

During the six months ended June 30, 2013, the Fund paid brokerage commissions on security trades of $8,081 to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2013, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2013, the Fund paid or accrued $26,624 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2013, other than short term securities and U.S. Government obligations, aggregated $15,530,725 and $8,182,544, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net increase from common shares issued in offering	—	—	8,993,873	$53,963,237
Net increase from common shares issued upon reinvestment of distributions	240,528	$1,537,693	344,013	2,502,183

Net increase	240,528	$1,537,693	9,337,886	$56,465,420

A shelf registration authorizing the offering of an additional $100 million of common or preferred shares was declared effective by the SEC on October 18, 2012.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund may redeem at anytime, in whole or in part, the Series A Preferred at the redemption price. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not repurchase any shares of Series A Preferred.

The Series B Preferred dividend rate, as set by the auction process that is generally held every seven days is expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market. The Fund may redeem at anytime, in whole or in part, the Series B Preferred at the redemption price. There were no redemptions of Series B Preferred during the six months ended June 30, 2013 and the year ended December 31, 2012.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/2013	Net Proceeds	2013 Dividend Rate Range	Dividend Rate at 06/30/2013	Accrued Dividend at 06/30/2013
A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$22,525
B Auction Market	July 31, 2003	1,000	900	24,590,026	1.660% to 1.683%	1.683%	5,191

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On November 12, 2012, the record date, the Fund distributed one transferable right for each of the 32,120,972 common shares outstanding. Five rights were required to purchase one additional common share at the subscription price of $6.00 per share. Record date shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the offering document. On December 21, 2012, the

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Fund issued 8,993,873 shares of common stock, receiving net proceeds of $53,463,237, after $500,000 of estimated offering expenses. The NAV per share of the Fund was enhanced by approximately $0.11 per share as a result of the issuance of shares above NAV.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent event requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 13, 2013 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2013 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, CFA, Vincent D. Enright, and Kuni Nakamura as Trustees of the Fund. A total of 34,260,552 votes, 34,182,700 votes, and 34,216,450 votes were cast in favor of these Trustees and a total of 869,038 votes, 946,890 votes, and 913,140 votes were withheld for these Trustees, respectively.

Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., John D. Gabelli, Robert J. Morrissey, Anthony R. Pustorino, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

At its meeting on February 27, 2013, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.

Investment Performance. The Independent Board Members considered one year, three year, five year, and ten year investment performance for the Fund as compared with relevant equity indices and the performance of other sector equity closed-end and open-end funds prepared by Lipper, including other funds focused on the utility industry. The Independent Board Members noted that the Fund’s performance was above the median of funds in its peer group for the prior three, five, and ten year periods, but below the median for the one year period. The Independent Board Members recognized that many of the Lipper peers were not utility funds so that performance comparisons were of limited use. The Independent Board Members also noted that the Fund had (i) outperformed the Standard & Poor’s Utility Index over the one year and five year periods and underperformed the Standard & Poor’s Utility Index over the ten year period, and (ii) outperformed the Lipper Utility Fund Average over the five year period and underperformed the Lipper Utility Fund Average over the one year and ten year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and its ability to realize any economies of scale through growth or appreciation was limited.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale through breakpoints.

Service and Cost Comparisons. The Independent Board Members compared the investment management fee, other expenses, and total expenses of the Fund with similar expenses of the peer group of sector equity closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s management fee and total expense ratio were above average, recognizing that, unlike the Fund, some of the peer funds were not leveraged and did not incur the expenses associated with leverage. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable as assets attributable to leverage in certain circumstances.

The Gabelli Utility Trust

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that the performance record had been above average during certain reporting periods in comparison with peers, and the Fund had performed satisfactorily in relation to a utility index and a narrowly based utility fund average. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their consideration. The Independent Board Members concluded that potential “fall out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Investment Objective:

The Gabelli Utility Trust is a diversified, closed-end management investment company whose primary objectives are long term growth of capital and income. The Fund will invest in companies that provide products, services, or equipment for the generation or distribution of electricity, gas, and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

Stock Exchange Listing

	Common	Series A Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	41,424,337	1,153,288

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.com

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President & Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

John D. Gabelli

Senior Vice President,

G.research, Inc.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President &

Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GUT Q2/2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,224,944
through 01/31/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Month #2 02/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,263,260
through 02/28/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Month #3 03/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,300,930
through 03/31/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Month #4 04/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,341,974
through 04/30/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Month #5 05/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,383,664
through 05/31/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Month #6 06/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 41,424,310
through 06/30/13	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288
Total	Common – N/A	Common – N/A	Common – N/A	N/A

	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/6/13

* Print the name and title of each signing officer under his or her signature.